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                                                                   EXHIBIT 23.4


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Post Effective Amendment No. 2 on Form S-8 to the Registration Statement on Form S-4 of Watson Pharmaceuticals, Inc. of our report dated February 19, 1997, which appears on page F1 of the Annual Report on Form 10-K of Royce Laboratories, Inc. for the year ended December 31, 1996.



                                                       /s/ PRICE WATERHOUSE LLP
                                                       -------------------------
                                                           Price Waterhouse LLP


Miami, Florida
April 15, 1997